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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):  May 15, 2003 (May 15, 2003)

                                UCAP Incorporated

        Colorado                    0-27480                    84-1325695

(State or other
 jurisdiction of           (Commission File ID No.)      (IRS Employer No.)
 incorporation

                        Suite 700, 14001 E. Iliff Avenue
                                Denver, CO 80014
                    (Address of principal executive offices)

                                 (303) 696-1700
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On May 14, 2003, James G. Farmer was elected President, Chief Executive Officer and a Director of UCAP Incorporated. Daniel E. Moudy, who resigned as UCAP's President and Chief Executive Officer will remain as a Director and as Chairman of the Board.

     On May 14, 2003, the Company issued a press release regarding the election of Mr. Farmer. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.


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Item 7.     Financial Statements and Exhibits.

     99.1     Press Release on Consent Order


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

UCAP Incorporated
(Registrant)


Dated:  May 15, 2003

                                   By:  /s/  J.  Lynn  Bradley
                                   --------------------------------------
                                   J.  Lynn  Bradley
                                   Chief  Financial  Officer




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